EXHIBIT 10.1

DATED 5th July 2006

(1) CHINA NATURAL RESOURCES, INC.

(the “Vendor”)

and

(2) ALLIED CLEAR INVESTMENTS LIMITED

(the “Purchaser”)

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SALE AND PURCHASE AGREEMENT

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SALE AND PURCHASE AGREEMENT

THIS AGREEMENT is made this 5th day of July, 2006

BETWEEN

(1)

CHINA NATURAL RESOURCES, INC., a company incorporated in the British Virgin Islands whose registered office is situated at Sea Meadow House, Blackburne Highway, P.O. Box 116, Tortola, British Virgin Islands (the “Vendor”); and

(2)

ALLIED CLEAR INVESTMENTS LIMITED, a company incorporated in the British Virgin Islands whose registered office is situated at P.O. Box 957, Offshore Incorporations Ctr., Road Town, Tortola, British Virgin Islands  (the “Purchaser ”);

RECITALS:

(A)

Hainan Cihui Industrial Co. Ltd. (the “Company”) was established on June 28, 1994 as a Sino-foreign joint stock company under the laws of the People’s Republic of China (the “PRC”) with a total registered capital of RMB100 million. The Company is the registered and beneficial owner of 38,910,192 legal person shares of Hainan Sundiro Motorcycle Co. Ltd. (“Sundiro Shares”), a PRC joint stock company whose shares are listed on the Shenzhen Stock Exchange of the PRC.

(B)

The Vendor beneficially owns 100,000,000 Shares (as hereinafter defined) of the Company, representing 100% of the issued and outstanding capital stock of the Company (the “Sale Shares”).

(C)

The Vendor has agreed to sell and the Purchase has agreed to purchase the Sale Shares on the terms and conditions contained herein.

IT IS NOW AGREED as follows:

DEFINITIONS

1.1

In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

1.2

Completion	Consummation of the transactions hereunder as contemplated in clauses 10.1 and 10.2

Completion Date	The date on which the Completion takes place as provided in clause 9.1

Shares	Shares of RMB1.00 each of the share capital of the Company

Sale Shares	100,000,000 Shares, representing 100% of issued and outstanding capital stock of the Company

1.2

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored for the interpretation of this Agreement.

1.3

In this Agreement, unless the context otherwise requires:

a)

references to clauses are to be construed as references to clauses of this Agreement;

b)

references to any Ordinance or enactment shall be deemed to include references to such Ordinance or enactment as reenacted, amended, extended or replaced and any orders, regulations, instruments or other subordinate legislation made thereunder; and

c)

words importing the plural shall include the singular and vice versa, words importing any gender shall include every gender and references to a person shall be construed as references to an individual, firm, company, corporation or unincorporated body of persons.

PURCHASE AND SALE

2.1

Subject to the terms and conditions of this Agreement, the Vendor shall sell the Sale Shares to the Purchaser and the Purchaser shall purchase the Sale Shares for the consideration set forth in clause 2.2 thereof.

2.2

The total consideration payable by the Purchaser to the Vendor for the sale and purchase of the Sale Shares shall be HK$30,000,000 (the “Purchase Consideration”), payable at the Completion.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER

3.1

The obligations of the Purchaser to consummate on the Completion Date the transaction contemplated hereunder are subject to the fulfillment, on or prior to the Completion Date, of each of the following conditions (the “Purchaser Conditions”), unless waived by the Purchaser:

(a)

the Purchaser being satisfied with the results of the due diligence review to be carried out by the Purchaser or its advisers on the financial condition and legal aspects of the Company.

(b)

all necessary waivers, consent, approvals (if required) in relation to the Purchaser from the relevant governmental or regulatory authorities in the British Virgin Islands required for the transactions contemplated under this Agreement being obtained.

(c)

the Purchaser  having received from its legal advisers a legal opinion, in form and substance satisfactory to it, confirming that no consents or approvals shall be required from any relevant PRC governmental or regulatory authorities in respect of the transactions contemplated under this Agreement.

(d)

the representations and warranties of Vendor contained in clause 5 of this Agreement shall be accurate and complete in all material respects on and as of the Completion Date with the same force and effect as though representations and warranties were made on and as of the Completion Date.

(e)

no action, suit or proceeding shall have been instituted before any court or governmental body to restrain or prohibit or prevent the consummation of the transaction contemplated by this Agreement.

3.2

In the event that the Purchaser Conditions are not fulfilled (or waived by the Purchaser) on or before 15th August 2006, the rights and obligations of the parties hereunder will lapse and this Agreement shall thereupon terminate and be of no further effect, and no party shall have any liability under this Agreement.

3.3

The Vendor and the Purchaser shall use their respective best endeavors to procure that the Purchaser Conditions are satisfied not later than the date specified in Clause 3.2.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE VENDOR

4.1

The obligations of Vendor to consummate on the Completion Date the transaction contemplated hereunder are subject to the fulfillment, on or prior to the Completion Date, of each of the following conditions (the “Vendor Conditions”), unless waived by the Vendor:

(a)

the representations and warranties of the Purchaser contained in this Agreement shall be accurate and complete in all material respects on and as of the Completion Date, with the same force and effect as though such representations and warranties were made on and as of the Completion Date.

(b)

the Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions to be complied with or performed by it at or prior to the Completion.

(c)

no action, suit or proceeding shall have been instituted by any governmental authority before any court or governmental body which seeks to restrain, prohibit or prevent the consummation of the transaction contemplated by this Agreement.

4.2

In the event that the Vendor Conditions are not fulfilled (or waived by the Vendor) on or before 15th August 2006, the rights and obligations of the parties hereunder will lapse and this Agreement shall thereupon terminate and be of no further effect, and no party shall have any liability under this Agreement.

4.3

The Vendor and the Purchaser shall use their respective best endeavors to procure that the Vendor Conditions are satisfied not later than the date specified in Clause 4.2.

REPRESENTATIONS AND WARRANTIES OF THE VENDOR

5.1

The Vendor is a company duly organized, validly existing and in good standing under the laws of British Virgin Islands and has corporate power to owns its properties and carry on its business as now being conducted and as proposed to be conducted.

5.1

At the time of the Completion, Vendor will own beneficially and of record, free and clear of any lien or other encumbrance, and will have full power and authority to convey free and clear of any lien or other encumbrance, the Sale Shares and, upon delivery of and payment for such Shares as herein provided, the Purchaser will acquire good and valid title thereto, free and clear of any lien or other encumbrance.

5.2

The Vendor has good and valid title to the Sale Shares, and such Shares are free and clear of any lien or other encumbrance.

5.3

The Company is a duly organized and validly existing corporation in good standing under the laws of the PRC, and has all requisite company power and authority to carry on its business as and where now conducted, and to own, operate and lease its properties where such properties are now owned, operated or leased by it.

5.4

The Company has good and valid title to the Sundiro Shares, free and clear of any lien or other encumbrance.

5.5

The Vendor has full power and authority to enter into, execute and deliver this Agreement and to perform fully the obligations hereunder. All action to be taken by or on the part of Vendor to authorize and permit the execution and delivery of this Agreement, the performance by Vendor of its obligations hereunder and thereunder, and the consummation by Vendor of the transaction contemplated herein and therein, has been duly and properly taken.

5.6

This Agreement has been and at the Completion, each of the other agreements contemplated hereunder to be executed by Vendor will be, duly executed and delivered by Vendor and will constitute, when executed and delivered by the respective parties thereto, the legal, valid and binding obligations of Vendor, enforceable against Vendor, in accordance with their respective terms, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law.

5.7

The execution and delivery of this Agreement by the Vendor and the consummation of the transactions contemplated hereby, will not

(a)

conflict with, result in a breach or violation of, or constitute a default under,

(i)

the certificate of incorporation or the articles of association of the Company,

(ii)

any statute, law, rule, regulation, order, judgment or decree of any governmental body applicable to the Company or the Vendor, or

(iii)

any instrument, note, lease, mortgage, contract or other obligation to the Vendor is a party or by which its properties are subject or may be bound, or

(b)

result in the creation of, or give any party the right to create lien, charge, option, security interest or other encumbrance upon the properties and assets of the Company.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

6.1

The Purchaser is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

6.2

The Purchaser has full company power and authority to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. All company action to be taken by or on the part of the Purchaser to authorize and permit the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of their obligations hereunder and thereunder and the consummation by the Purchaser of the transaction contemplated herein and therein have been duly and properly taken.

6.3

The Purchaser is in compliance with all statutes, laws, rules, regulations and court or administrative orders, judgments and decrees.

6.4

The execution and delivery of this Agreement by the Purchaser, and the consummation of the transaction contemplated hereby, will not conflict with, result in a beach or violation of, or constitute a default under,

(i)

the certificate of incorporation or articles of association of the Purchaser,

(ii)

any statute, law, rule, regulation, order, judgment or decree applicable to the Purchaser,

(iii)

any instrument, note, lease, mortgage, contract or other obligation to which the Purchaser is a party or by which the Purchaser’s properties are subject or may be bound.

FURTHER UNDERTAKINGS BY VENDOR

7.1

The Vendor will procure that the Company shall continue to hold the Sundiro Shares between the date hereof and Completion.

7.2

Between the date hereof and Completion, the Vendor shall not, and shall procure that the Company shall not, without the prior consent in writing of the Purchaser, undertake any of the following matters:

(a)

any proposed change in the authorized or issued share capital of the Company or in any of the rights or restrictions attaching at the date hereof to any shares or other rights to subscribe for shares in any manner to vary the share capital  of the Company; and

(b)

the disposal, sale or transfer of any part of the Sundiro Shares or any part of the business or fixed or intangible assets of the Company or create any encumbrance thereon.

COVENANTS

8.1

The parties shall use commercially reasonable efforts to obtain and affect all authorizations, approvals, consents, waivers, registrations, qualifications and filings with or of all governmental bodies which are necessary for the consummation of the transaction contemplated hereby.

8.2

The Vendor agrees to use its best efforts to satisfy the completion conditions specified in clause 4 hereof and the Purchaser agrees to use its best efforts, to satisfy the completion conditions specified in clause 3 hereof.

8.3

Stamp duty in respect of transfer of Shares of the Company under this Agreement shall be borne equally by Vendor and the Purchaser.

COMPLETION DATE

9.

The Completion Date shall take place on or prior to 15th August 2006 at Room 2105, 21/F., Shun Tak Centre, West Tower, 200 Connaught Road C. Hong Kong or at such other time and place as the parties hereto shall mutually agree.

ACTIONS AT COMPLETION

10.1

At Completion, the Vendor shall:

(a)

deliver or cause to be delivered to the Purchaser:

(i)

any waivers, consents or such other documents as may be required to vest in the Purchaser (or such person as may be nominated by the Purchaser in writing) the full beneficial ownership of the Sale Shares and to enable the Purchaser (or such other person as may be nominated by the Purchaser in writing) to become the registered holder thereof.

(ii)

certified copies of board resolutions of the Vendor approving and authorizing the execution and completion of this Agreement and all documents incidental thereto.

(b)

causing a meeting of the board of directors of the Company to be held at which resolutions shall be passed to approve  the sale and purchase of the Sale Shares referred to above;

(c)

procure delivery of such other documents as may be required to give to the Purchaser good title to the Sale Shares and to enable the Purchaser and /or its nominee(s) to become registered holder(s) thereof;

(d)

Cause person(s) as the Purchaser may nominate to be validly appointed as director(s) of the Company;

10.2

Against performance by the Vendor of its obligations under this Clause 10.1, the Purchaser shall, at Completion, deliver to the Vendor:

(a)

a cheque in the aggregate sum of HK$30,000,000 issued by a licensed bank of Hong Kong drawn in favor of the Vendor in satisfaction of the Purchase Consideration.

(b)

certified copies of all corporate proceedings taken by the Purchaser to authorize the execution, delivery and performance of this Agreement.

LIMITATION OF LIABILITIES

11.1

If the Vendor fails to complete this Agreement other than by reason of the default of the Purchaser, the only right of remedy by the Purchaser is to rescind and/or terminate this Agreement by giving notice in writing to that effect to the Vendor.

11.2

If before Completion the Purchaser or the Vendor (as the case may be) becomes aware that any of the warranties or representations was at the date of this Agreement, or has since become, untrue or misleading in any material respect or that the Purchaser or Vendor (as the case may be) is in breach of any term of this Agreement, and the Purchaser or Vendor (as the case may be) shall fail to remedy the breach before Completion, the Purchaser or Vendor (as the case may be) shall be entitled to rescind this Agreement.

11.3

The rights of rescission, conferred on the Purchaser or Vendor by this Agreement are the only remedies available to the Purchaser or Vendor.

DEFAULT

12.1

If the Vendor or the Purchaser (as the case may be) shall fail to comply with any of the respective provisions set out in Clauses 10.1 and 10.2 in any respect on the Completion Date, the Purchaser or the Vendor (as the case may be), as the aggrieved party may rescind this Agreement without liability to the other party whereupon and from such date the provisions of this Agreement shall have no effect and no party shall have any liability under them (other than Clause 3.2).

RESTRICTION ON ANNOUNCEMENTS

13.1

Each of the parties hereto undertakes that prior to Completion and thereafter it will not (save as required by law or any rule of any relevant stock exchange or the Securities and Exchange Commission) make any announcement in connection with this Agreement unless the other parties hereto shall have given their respective consents to such announcement (which consents may not be unreasonably withheld and may be given either generally or in a specific case or cases and may be subject to conditions).

ACCESS TO INFORMATION

14.1

As from the date of this Agreement the Vendor shall give and shall procure that the Purchaser and any persons authorized by it will be given all such information relating to the Company and such access to the premises and all books, title deeds, records, accounts and other documentation of the Company as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records, accounts and other documentation and that the officers and employees of the Company shall be instructed to give promptly all such information and explanations to any such persons as aforesaid as may be requested by it or them.

14.2

The Purchaser hereby undertakes that it will not prior to Completion, save as required by law, divulge any confidential information relating to the Company obtained by it or its representatives pursuant to this Clause to any person other than its own officers, employees or professional advisers.

MISCELLANEOUS

15.1

This Agreement shall not be amended or modified except by writing duly executed by the parties hereto.

15.2

Any notice or communication under or in connection with this Agreement shall be in writing and signed by or on behalf of the party giving it and shall be delivered personally or by pre-paid post or facsimile to the address and for the attention of the relevant party set out in clause 15.3 (or at such other address as may be notified from time to time hereunder). Proof of posting or dispatch of any notice or communication shall be deemed to be proof of receipt.

(a)

in the case of a facsimile, 12 hours after the time of dispatch; and

(b)

in the case of a letter, on the second day after posting.

15.3

The addresses of the parties for the purpose of clause 15.2 are as follows:

China Natural Resources, Inc.

Room 2105, 21./F., Shun Tak Centre,

West Tower, 200 Connaught Road C.,

Hong Kong

Facsimile No.: 2810 6963

Allied Clear Investments Limited

Flat C, 39/F., Tower 3, Sky Tower,

38 Sung Wong Toi Road, Tokwawan,

Kowloon, Hong Kong

Facsimile No.:

15.4

Waiver of any term or condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other item or condition of this Agreement.

15.5

This Agreement shall be governed by and construed in accordance with the Laws of the Special Administrative Region of Hong Kong of the PRC.

15.6

If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the fullest extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

15.7

The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

15.8

This Agreement and the other instruments, agreements and documents to be delivered pursuant to this Agreement, contains all of the terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

SIGNED by /s/ Tam Cheuk Ho

)

duly authorized for and on behalf of

)

China Natural Resources, Inc.

)

in the presence of:

)

SIGNED by /s/ Cheung Yu Shum Jenkin

)

duly authorized for and on behalf of

)

Allied Clear Investments Limited

)

in the presence of

)